GOODWILL (Tables)	12 Months Ended
Dec. 31, 2021
GOODWILL
Schedule of changes in the net carrying amount of goodwill

	2021	2020
Cost
Balance at beginning of year	$606.6	$583.5
Business acquisitions	4.5	23.1
Balance at end of year	611.1	606.6

Accumulated impairment losses
Balance at beginning and at end of year	68.5	68.5
Net carrying amount	$542.6	$538.1

Schedule of determination of recoverable amounts in the impairment tests performed in significant CGU groups

	2021		2020
	Pre-tax discount	Perpetual	Pre-tax discount	Perpetual
CGU group	rate (WACC)	growth rate	rate (WACC)	growth rate
Telecommunications[1]	8.5%	2.0%	8.5%	2.0%
1	The same recoverable amount used in the 2020 annual impairment test was used in 2021. Accordingly, pre-tax discount rate and perpetual growth rate are the same in 2021 and 2020. The recoverable amounts was based on value in use, using the discounted cash flow method.